Exhibit 99.2 Rocket Lab USA, Inc Q1 2022 INVESTOR UPDATE May 16, 2022 rocketlabusa.com

DISCLAIMER AND FORWARD LOOKING STATEMENTS Forward Looking Statements This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our expectations of financial results for the second quarter of 2022, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including risks related to the global COVID-19 pandemic; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) amortization of purchased intangible assets; (iii) other non-recurring interest and other income (expenses), net attributable to acquisitions and (iv) non-cash income tax benefits and expenses. We also supplement our unaudited historical statements and forward-looking guidance with the measure of adjusted EBITDA, where adjustments to EBITDA include sharebased compensation, warrant expense related to customers and partners, foreign exchange gains or losses, and other non-recurring gains or losses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance. Non-GAAP financial measures are not in accordance with and do not serve as an alternative for the presentation of our GAAP financial results. We are providing this information to enable investors to perform more meaningful comparisons of our operating results in a manner similar to management's analysis of our business. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures We encourage investors to review the detailed reconciliation of our GAAP and non-GAAP presentations in our Earnings Release dated May, 16, 2022. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock- based compensation and its related tax effects.

TODAY’S PRESENTERS Peter Beck Adam Spice Founder, Chief Executive Officer, Chief Engineer Chief Financial Officer

Agenda 1 Introduction 2 Key Accomplishments 3 Financial Highlights and Outlook 4 Sell-Side Q&A 5 Upcoming Conferences and Events

SECTION Key accomplishments Q1 2022

Q1 2022 HIGHLIGHTS

- Successfully launched dedicated mission for Earth-observation company Synspective
- Successfully launched from LC-1 Pad B, Rocket Lab's third Electron launch pad
- Signed $143 million contract to design and build 17 spacecraft for Globalstar constellation
- Selected as 1 of 12 launch providers for NASA's VADR missions, program total budget $300 million
- Selected Virginia as location for Neutron Production Complex, launch pad, & up to 250 new jobs
- Closed acquisition of SolAero Technologies Inc.
- Began expansion of Colorado footprint with new Space Systems complex to meet growing demand for Guidance, Navigation, and Control (GNC), software services, and other spacecraft products and services
- Began qualification of next generation ultra-efficient space solar cells

Backlog Backlog grew from $241M in Q4’21 to $546M in Q1’22, to $551M today At December 31, 2021, our backlog stood at $241M, ended March 31, 2022 at $546M, and today, our backlog stands at $551M, representing a $310M increase in total backlog since the end of 2021.

Key Accomplishments
Q1, 2022

SUCCESSFULLY LAUNCHED DEDICATED MISSION FOR SYNSPECTIVE

- 'The Owl's Night Continues' successfully delivered StriX-β to low Earth orbit and became the 110th satellite deployed to space by Rocket Lab.
- This mission was the first of three dedicated launches for Synspective, with the second scheduled to launch late 2022.



HIGHEST PERFORMANCE ELECTRON FLIGHT TO DATE


ROCKET LAB
SYNSPECTIVE
THE OWL'S NIGHT CONTINUES

Synspective

Key Accomplishments Q1, 2022 successful First launch from third electron launch pad • Launch Complex 1 Pad B doubles launch capability from New Zealand and bolsters Rocket Lab’s global capacity for responsive launches in quick succession. • Rocket Lab now operates two pads in New Zealand, with a third in Wallops, Virginia, expected to be operational in Q4 2022

Key Accomplishments Q1, 2022 Awarded $143M subcontract by MDA for 17 spacecraft for Globalstar constellation • Programmatic planning (contract kick- off ) successfully completed with MDA in Q1. • Partnership with MDA includes options for additional satellites, satellite dispensers, launch integration, and satellite operations control center by Rocket Lab. • The contract is a fruition of Rocket Lab’s strategy to grow its Space Systems business and provide end- to-end space mission solutions at scale.

Key Accomplishments Q1, 2022 Closed acquisition of solaero technologies • SolAero’s space solar cells among the highest performing in the world, having supported 1,000+ missions with 100% reliability. • Industry-leading space missions supported by SolAero technology include NASA’s James Webb Space Telescope, Parker Solar Probe, Psyche mission to asteroid belt near Jupiter, and Mars Insight Lander, the largest solar array ever deployed on the surface of Mars. • SolAero acquisition aligns with Rocket Lab’s growth strategy across entire space systems ecosystem from spacecraft manufacture, critical subsystems, separation systems, flight software, ground operations, and launch.

Key Accomplishments Q1, 2022 Began qualification of next generation ultra-efficient space solar cells • The IMM-β solar cell is expected to be the highest efficiency space solar cell technology in high-volume production globally. • Expected to be ready for commercial use later in 2022 to enable missions in the civil, defense, and commercial space markets. • Along with its best-in-class efficiency, IMM is more than 40% lighter than typical space grade solar cells, helping to make satellites more cost effective.

Key Accomplishments Q1, 2022 production of solar cells for Oneweb constellation complete • In Q1, SolAero completed production of its solar panels order for the OneWeb satellite constellation, a future constellation of small sats to provide world wide internet access. • The order is the largest program deployment of high-efficiency space solar panels in SolAero’s history.

Key Accomplishments Q1, 2022 Began expansion of space systems footprint in Littleton, Colorado New facility will triple capacity to support growing customer demand for flight software, mission simulation, and Guidance, Navigation and Control (GNC) services

Key Accomplishments Q1, 2022 Loxsat1 mission milestone successfully completed • Rocket Lab is contracted to Eta Space to deliver launch and satellite services for LOXSAT1, a mission concept to create a fueling depot in space in support of NASA’s mission to establish a sustainable presence on the Moon. • LOXSAT1 Preliminary Design Review (PDR) successfully completed in Q1 2022. • Dedicated launch with Electron and Photon brings proven launch, satellite, and mission control capability to the mission, allowing Eta Space to fully direct their resources on cryogenic fluid management.

Key Accomplishments Q1, 2022 Selected by NASA to provide launch services for VADr missions • Rocket Lab among 12 companies selected to provide launch services for NASA’s Venture-Class Acquisition of Dedicated and Rideshare (VADR) missions, providing new opportunities for science and technology payloads and fostering a growing U.S. commercial launch market. • Maximum total budget of $300 million across the five- year program.

Key Accomplishments Q1, 2022 Selected Virginia for neutron launch site and production complex Announcement made in Q1, 2022 with construction underway in Q2, 2022 on 250,000 sq./ft complex to support Neutron production, assembly, and integration, with new Neutron launch pad to follow.

Key Accomplishments Q1, 2022 Successfully Completed major u.s. space force review for neutron • Systems Requirements Review (SRR) with the U.S. Space Force’s Space Systems Command completed in Q1. • The review is part of a $24m contract awarded by the U.S. Space Force to Rocket Lab for the development of Neutron’s upper stage. • The contract signifies Rocket Lab’s commitment to becoming a launch provider with Neutron for National Security Space Launch (NSSL) missions, the United State’s most critical launches.

Additional accomplishments After March 31, 2022

Additional Accomplishments after March 31, 2022 Successfully launched two missions, deploying 36 commercial satellites ‘Without Mission A Beat’ and ‘There And Back Again’ missions, launched in April and May respectively, bring total count of satellites deployed by Rocket Lab to 146.

Additional Accomplishments after March 31, 2022 electron reaches average monthly launch cadence • Rocket Lab’s Electron launch cadence has averaged one launch every 31 days since Feb 28. • Three Electron missions launched successfully within a nine week period. • Higher launch cadence supported by new launch pad at Launch Complex 1.

Additional Accomplishments after March 31, 2022 first electron recovery mission caught by helicopter • Completed a mid-air helicopter catch of a returning Electron rocket for the first time. • Electron booster offloaded at sea and returned to land by ship. • Proved reusability technology and concept of operations (CONOPS) for future aerial captures. • Booster returned to Rocket Lab Production Complex in a good state and currently undergoing analysis.

Additional Accomplishments after March 31, 2022 Successful launch of blacksky dedicated mission • Shortly after the Russian invasion of Ukraine in February, Blacksky requested a late orbit change on its dedicated Electron mission to deliver two satellites above the region to be able to provide time-critical insights to those responding to the crisis. • Traditionally a months-long process, Rocket Lab successfully executed the orbit change and deployed two satellites to space for Blacksky within just 45 days. • Dedicated Electron missions enable truly responsive launch opportunities with schedule control, tailored orbits, and multiple operational launch pads.

Additional Accomplishments
after March 31, 2022

ROCKET LAB SPACE SYSTEMS HARDWARE ON ORBIT

More than 38% of addressable launches in 2021 globally featured technology created by Rocket Lab companies,[1] with Rocket Lab technology further supporting eight missions across two launches in Q2.

Hawk4A
Separation System
Launched: April 2022

Hawk4B
Separation System
Launched: April 2022

Hawk4C
Separation System
Launched: April 2022

LYNK Tower 01
Separation System
Launched: April 2022

D-Orbit ION SCV Almighty Alexius
Separation System
Launched: April 2022

PlanetiQ GNOMES-3
Separation System
Launched: April 2022

Earth-Imaging Satellite Customer
MAX Flight Software
Launched: April 2022

Earth-Imaging Satellite Customer
MAX Flight Software
Launched: April 2022

1 Excludes Chinese and Iranian launches per US embargo that prevents most U.S technology launching on these launch vehicles.

SMALL SAT CONSTELLATIONS SUPPORTED BY ROCKET LAB

Through launch and space systems, Rocket Lab is supporting numerous current and future small satellite constellations.

- Launch
- Solar Panels
- Star Trackers
- Flight Software
- Separation Systems
- Reaction Wheels
- Satellite Radios


ROCKETLAB
DARPA Mandrake Satellites
Globalstar Constellation
Kinéis Constellation
OneWeb Constellation
Pixxel Constellation
HawkEye360 Constellation
Kepler Communications
BlackSky Constellation

Additional Accomplishments after March 31, 2022 Signed bulk-buy launch contract with Hawkeye 360 • Rocket Lab to launch 15 satellites for HawkEye 360 across three Electron missions between late 2022 and 2024. • Contract also adds Rocket Lab separation systems for each satellite, supporting the company’s vertical integration strategy.

multi-launch agreements with rocket lab on electron Three launch deal Five launch deal Six launch deal Three launch deal

Additional Accomplishments after March 31, 2022 scheduled First Electron launch From launch complex 2 in Virginia • The first of three Hawkeye 360 missions scheduled to fly on rideshare launch from Launch Complex 2 no earlier than December 2022.

Additional Accomplishments after March 31, 2022 Capstone spacecraft integration underway for NASA moon mission • The CAPSTONE spacecraft has arrived in New Zealand ahead of its scheduled launch on the Electron rocket and Photon upper stage to the Moon for NASA. • The pathfinder mission for NASA’s future lunar outpost Gateway is scheduled to be launched by Rocket Lab on Electron and Photon from Launch Complex 1 between May-June.

Additional Accomplishments after March 31, 2022 Milestone review completed by rocket lab customer for future lunar lander • Rocket Lab is providing MAX Flight Software, GNC support, and mission operations for the Blue Ghost Lunar Lander Moon delivery mission in 2023 awarded to Firefly Aerospace. • Successful completion of the mission’s Integration Readiness Review (IRR) in April 2022, indicating the necessary teams, hardware, software, and more are in place to support a successful mission.

SECTION Financial highlights and outlook

UPCOMING CONFERENCES Stifel Cross Sector Canaccord Genuity Bloomberg nd Insight Conference 42 Annual Growth Technology Summit Conference June 7-9, 2022 June 08, 2022 August 8-11, 2022 Peter Beck Peter Beck Founder & Chief Executive Founder & Chief Executive Peter Beck Founder & Chief Executive Adam Spice Chief Financial Officer Adam Spice Chief Financial Officer